Exhibit 10.1

FIFTH AMENDMENT TO THE CREDIT AGREEMENT

FIFTH AMENDMENT, dated as of May 1, 2006 (the “Amendment”), to the Credit Agreement, dated as of January 31, 2003, as amended by the First Amendment dated as of March 19, 2003, the Second Amendment dated as of December 3, 2003, the Third Amendment and First Waiver dated as of October 7, 2004 and the Fourth Amendment dated as of April 22, 2005 (the “Credit Agreement”), among VIASYSTEMS GROUP, INC. (“Holdings”), VIASYSTEMS, INC. (the “Borrower”), the several banks and other financial institutions from time to time parties thereto (the “Lenders”) and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, Holdings, the Borrower, the Lenders and the Administrative Agent are parties to the Credit Agreement;

WHEREAS, Holdings, Electrical Components International Holdings Company (“Purchaser”), Wire Harness Holding Company, Inc. (“Seller”), and Wire Harness Industries, Inc. (the “Company”) entered into a Stock Purchase Agreement, dated as of March 21, 2006 (the “Stock Purchase Agreement”), pursuant to which Purchaser is acquiring Holdings' wire harness business through the purchase or transfer of (i) the shares of the Company and it Subsidiaries from the Seller and (ii) certain assets of the Borrower and its Subsidiaries relating to the manufacture and sale of wire harness products (collectively, the "Transaction");

WHEREAS, the Lenders hereby consent to the consummation of the Transaction;

WHEREAS, the Borrower has requested that the Lenders agree to amend the Credit Agreement as provided herein to permit the Transaction; and

WHEREAS, the parties hereto are willing to agree to such amendment, but only upon the terms and subject to the conditions set forth herein;

NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto hereby agree as follows:

1. Defined Terms. Unless otherwise defined herein, capitalized terms that are defined in the Credit Agreement are used herein as therein defined.

2. Amendment to Subsection 1.1—New Definitions. Subsection 1.1 of the Credit Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order:

“Escrow Account”: an interest bearing escrow account governed by the Escrow Agreement with the Administrative Agent funded by the Borrower at the Fifth Amendment Effective Date. The Escrow Account shall remain in place from the Fifth Amendment Effective Date through the earlier of (a) the date the Net Cash Proceeds from the sale of Wire Harness Industries, Inc. and its Subsidiaries are applied in accordance with Section 11.6(k) and (b) the Wire Harness Proceeds Application Date. All interest accruing on any funds held in the Escrow Account shall be held for the benefit of the Borrower. Prior to and including the Wire Harness Proceeds Application Date, the Borrower shall have immediate access to the funds in the Escrow

Account to the extent such funds are then applied in accordance with Section 5.3 of the Credit Agreement.

“Escrow Agreement”: an escrow agreement dated the Fifth Amendment Effective Date, between the Borrower and the Administrative Agent, in form and substance reasonably acceptable to the Administrative Agent and the Borrower.

“Fifth Amendment Effective Date”: the date on which the conditions precedent set forth in Section 5 of the Fifth Amendment, dated as of May 1, 2006 to this Agreement shall have been satisfied or waived, which date is May 1, 2006.

“Wire Harness Proceeds Application Date”: the date that is 15 Business Days after the sale of Wire Harness Industries, Inc. and its Subsidiaries.

3. Amendment to Subsection 11.3. Subsection 11.3 of the Credit Agreement is hereby amended by adding the following new paragraph (p) after paragraph (o) thereof:

“(p) Liens in connection with the Escrow Account.”

4. Amendment to Subsection 11.6. Subsection 11.6 of the Credit Agreement is hereby amended by adding the following new paragraph (k) after paragraph (j) thereof:

“(k) the sale of Wire Harness Industries, Inc. and its Subsidiaries and the sale or transfer of certain assets of the Borrower and its Subsidiaries relating to the manufacture and sale of wire harness products, for 100% cash so long as the Net Cash Proceeds thereof are placed in the Escrow Account on the Fifth Amendment Effective Date to be applied in accordance with Section 5.3 of the Credit Agreement no later than the Wire Harness Proceeds Application Date.”

5. Conditions to Effectiveness. This Amendment shall become effective upon the date (the “Fifth Amendment Effective Date”) when the following conditions are satisfied or waived:

(a)  Amendment to Credit Agreement/Escrow Agreement. The Administrative Agent shall have received counterparts of (i) this Amendment and (ii) the Escrow Agreement, in each case duly executed and delivered by Holdings and the Borrower.

(b)  Lender Consent Letters. The Administrative Agent shall have received Lender Consent Letters (or facsimile or electronic transmissions thereof) with respect to this Amendment, duly executed and delivered by the Required Lenders, consenting to the execution of this Amendment by the Administrative Agent;

(c)  No Default. No Default or Event of Default shall have occurred and be continuing on such date or after giving effect to the transactions (including the amendments to the Credit Agreement) contemplated herein; and

(d)  Representations and Warranties. Each of the representations and warranties made by the Credit Parties in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of the date hereof, before and after giving effect to the effectiveness of this Amendment, as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate to a specific earlier date, in which case such representations and warranties were true and correct as of such earlier date.

6. Continuing Effect of the Credit Agreement. This Amendment shall not constitute an amendment or waiver of any provision of the Credit Agreement not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any further or future action on the part of the Credit Parties that would require an amendment, waiver or consent of the Lenders or the Administrative Agent. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

7. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts (including by facsimile or other suitable means of electronic transmission of a signed counterpart, such as a pdf file), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

8. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

VIASYSTEMS GROUP, INC.

By:	/s/ Kelly Wetzler
Name: Kelly Wetzler
Title: Asst. Secretary

VIASYSTEMS, INC.

By:	/s/ Kelly Wetzler
Name: Kelly Wetzler
Title: Asst. Secretary

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Lender

By:	/s/ James L. Stone
Name: James L. Stone
Title: Managing Director

LENDER CONSENT LETTER

VIASYSTEMS, INC. CREDIT AGREEMENT
DATED AS OF JANUARY 31, 2003

To:	JPMorgan Chase Bank, N.A., as Administrative Agent
270 Park Avenue
New York, New York 10017

Ladies and Gentlemen:

Reference is made to the Credit Agreement, dated as of January 31, 2003 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among Viasystems Group, Inc., Viasystems, Inc. (the “Borrower”), the several banks and other financial institutions from time to time parties thereto and JPMorgan Chase Bank, N.A., as Administrative Agent. Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement are so used as so defined.

The Borrower has requested certain amendments to the Credit Agreement on the terms described in the Fifth Amendment to the Credit Agreement in the form attached hereto as Exhibit A (the “Fifth Amendment”).

Pursuant to Subsection 15.1 of the Credit Agreement, the undersigned Lender hereby consents to the execution by the Administrative Agent of the Fifth Amendment.

Very truly yours,

(NAME OF LENDER)

By:
Name:
Title:

Dated as of April ___, 2006